UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      March 24, 2005

PRESSURE BIOSCIENCES, INC.

(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

0-21615	04-2652826
(Commission File Number)	(I.R.S. Employer Identification No.)

321 Manley Street, West Bridgewater, MA	02379
(Address of Principal Executive Offices)	(Zip Code)

(508) 580-1818

(Registrant’s Telephone Number, Including Area Code)

217 Perry Parkway, Gaithersburg, MD 20877

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 24, 2005, the staff of the Nasdaq Listing Qualifications Department notified Pressure BioSciences, Inc. (the “Company”) that it approved the Company’s application to transfer the listing of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market. The Company’s common stock begins trading on the Nasdaq SmallCap Market under its current trading symbol “PBIO” on March 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 30, 2005	PRESSURE BIOSCIENCES, INC.

	By:	/s/ Richard T. Schumacher
Richard T. Schumacher, President and Chief
Executive Officer